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                                                                   Exhibit 10.22



                            AVIATION HOLDINGS INT'L.

                                 JANUARY 1. 1999

                     SALES REPRESENTATION AGREEMENT BETWEEN

                   AVIATION HOLDINGS INTERNATIONAL, INC. (AHI)
                             15675 N.W. 15th Avenue
                              MIAMI, FLORIDA 33169

                                       AND

                              AERO KOOL CORPORATION
                             1495 S. E. 10th AVENUE
                             HIALEAH, FLORIDA 33010

ARTICLE I
---------

         TERM
         ----

         Term of initial agreement will be one (1) year, beginning January 1, 1999 and expiring December 31, 1999. This agreement will automatically renew itself unless modified or terminated in accordance with provisions in Article V of this agreement.

ARTICLE II
----------

         TERRITORY
         ---------

         The territory of this sales agreement covers all of Mainland China, Hong Kong, Taiwan, Korea and Thailand. This agreement will be considered mutually exclusive to both parties.

ARTICLE III
-----------

         RESPONSIBILITIES
         ----------------

         AERO KOOL will provide AHI, upon request, capability listing's including pricing/quotations, airworthiness certificates, drug and alcohol compliance certificates, and any other facility information, which may be used as a sales tool. Upon request, Aero Kool will provide AM status reports on all open jobs and will quote each customer prior to conducting any repair work.


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         AHI will be asked to provide status reports on a monthly basis providing information on current status for all accounts solicited which fall under the territory of this agreement.

         All correspondence and monthly reports between AERO KOOL and AHI will be forwarded to the attention of Theodore Gregor, President, (AERO KOOL CORPORATION) and Simon Chiang, Vice President. (AHI) by fax, and/or Email as main contract.

         AHI will be responsible for working as liaison on behalf of AERO KOOL for all customers, which fall under this agreement. AHI will be responsible for its sales agents and employees from and against any and all claims, cost, and liabilities, whether in contract or in tort, arising, or in any way connected with injury to or death of personnel or loss of use or damage to any property of AERO KOOL which may result or arise in any matter to, of or in relation to the services provided under this agreement.

         AHI will assist in recovery of payment on all accounts as billed in the territory of this agreement.

ARTICLE IV
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         COMMISSIONS
         -----------

         A standard commission of fifteen percent (13%) will be paid on all paid invoices, excluding freight charges and hazardous material handling fee, for all sales up to $250,000. A seventeen percent (15%) commission will be paid on all sales exceeding $250,000. A twenty percent (17%) commission will be paid on all sales exceeding $500,000. This commission schedule is based on annualized sales during the term of this agreement. Commissions will be paid on overhaul, repair, parts sales and outright sales of overhauled units including exchange sales.

ARTICLE V
---------

         TERMINATION
         -----------

         AERO KOOL and AHI have reserved the right, upon 30 days written notice, to terminate this agreement without penalty to either party. All commissions accrued from units received in house up to date of termination will be paid by AERO KOOL.



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ARTICLE VI
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         CONDITIONS OF AGREEMENT
         -----------------------

         AHI must use its best efforts to solicit component repairs from above mentioned territory listed in this agreement. A forecast is to be provided by AM for review no later that April 30, 1999 in order to estimate sales/volume growth budgeting for a 12-month period.

ACCEPTED AND AGREED:
-------------------

AVIATION HOLDINGS INT'L. INC.                        AERO KOOL CORPORATION

Joseph J. Nelson                                     Theodore Gregor
----------------                                     ---------------

President & C.E.O.                                   President
------------------                                   ---------

Signature                                            Signature


Joseph J. Nelson                                     Theodore Gregor
------------------------                             ---------------------------
Date:___________________                                  Date:_________________































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